CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 25, 1999, included in Building Materials Holding Corporation's Form 10-K for the year ended December 31, 1999.



                                                         /s/ ARTHUR ANDERSEN LLP


Boise, Idaho
August 18, 2000